Exhibit 10.10.4

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 3, 2004 is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the “Existing Borrower”), WEST MARINE PRODUCTS, INC., a California corporation (the “Proposed Borrower”), each lender whose name is set forth on the signature pages hereof or which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 11.8 of the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and an Arranger, with respect to the following:

A. Existing Borrower, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement dated as of January 14, 2003 (as amended prior to the date hereof, the “Existing Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.

B. Parent, Existing Borrower and the existing Guarantors (including Proposed Borrower) have requested that the Administrative Agent and the Lenders consent to the following proposed corporate reorganization:

(i)	Existing Borrower shall merge into Proposed Borrower with Proposed Borrower as the surviving entity.
(ii)	James Bliss & Co., Inc. shall merge into E&B Marine, Inc. with E&B Marine, Inc. as the surviving entity.
(iii)	E&B Marine, Inc. shall merge into Proposed Borrower with Proposed Borrower as the surviving entity.
(iv)	E&B Marine Supply, Inc. (NJ), E&B Marine Supply, Inc. (MD) and Goldbergs’ Marine Distributors, Inc. shall merge into Proposed Borrower with Proposed Borrower as the surviving entity.
(v)	Central Marine Supply, Inc., Krista Corporation, and Sea Ranger Marine, Inc. shall liquidate into Proposed Borrower.
(vi)	E&B IHC I, Inc. shall merge into West Marine IHC I, Inc. with West Marine IHC I, Inc. as the surviving entity.
(vii)	E&B LBC, Inc. shall merge into West Marine LBC, Inc. with West Marine LBC, Inc. as the surviving entity.
(viii)	In addition to the surviving companies noted above, West Marine, Inc., W Marine Management Company, Inc., West Marine Puerto Rico, Inc., West Marine Canada Corp. shall continue to exist and shall be unaffected by the corporate reorganization outlined above.

The foregoing corporate reorganization is referred to herein as the “West Marine Reorganization”.

C. The Administrative Agent and the Lenders are willing to grant such request on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Effectiveness. The effectiveness of the provisions in Sections 3 and 5 of this Amendment are subject to the satisfaction of the conditions further described in Section 6 of this Amendment.

2. Assumption. Effective as of the Reorganization Consummation Date, Proposed Borrower hereby assumes all obligations and duties of Existing Borrower owing to the Administrative Agent, Issuing Lender, Swing Line Lender and the Lenders under the Credit Agreement, and the other documents executed in connection herewith and therewith including, but not limited to, the Obligations (such obligations and duties are collectively referred to herein as the “Assumed Obligations”). As used herein, “Reorganization Consummation Date” shall mean the effective date of the West Marine Reorganization.

3. Limited Consent.

(a) On the terms and subject to the conditions of this Amendment, the Administrative Agent and each Lender hereby consent to the West Marine Reorganization.

(b) On the terms and subject to the conditions of this Amendment, the Administrative Agent and the Lenders hereby consent to the assumption in Section 2 above and agree that they will accept performance of the Assumed Obligations by Proposed Borrower, as Borrower as if such Assumed Obligations were performed by Existing Borrower.

(c) The foregoing consents are one-time consents and not consents to any future transactions, settlements, waivers or amendments whether or not similar to the foregoing. Any failure to satisfy the terms and conditions of this Agreement shall render the foregoing consent null and void and of no effect.

4. Reinstatement. If for any reason any portion of the West Marine Reorganization is revoked, rescinded, avoided or nullified for any reason, the obligations of any affected merged out or liquidated company under the Loan Documents, unless the Administrative Agent requests otherwise in writing, shall be revived and reinstated and deemed to have continued in existence.

5. Amendments. Effective as of the Reorganization Consummation Date:

(a) Proposed Borrower shall be the Borrower under the Loan Documents (and Proposed Borrower shall concurrently be released from its Guaranty) and, in furtherance thereof, wherever the name “West Marine Finance Company, Inc.” shall appear in the Loan Documents, the name “West Marine Products, Inc.” will be deemed substituted therefore. For the avoidance of doubt, Proposed Borrower confirms and agrees that, effective as of the Reorganization Consummation Date, all Collateral of Proposed Borrower secures the Obligations as defined in the Credit Agreement.

(b) The definition of “Guarantor” in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Guarantor” means, collectively, each of West Marine, Inc., a Delaware corporation, West Marine Canada Corp., a Nova Scotia unlimited liability company, West Marine Puerto Rico, Inc., a California corporation, W Marine Management Company, Inc., a California corporation, West Marine LBC, Inc., a California corporation, West Marine IHC I, Inc., a California corporation, and any other Subsidiary of Parent or Borrower now or hereafter existing.

6. Conditions Precedent. The effectiveness of the provisions in Sections 3 and 5 above is conditioned upon, and such provisions shall not be effective until, each of the following conditions has been satisfied unless any such condition has been waived in writing by all the Lenders (the first date on which all of the following conditions have been satisfied or waived in writing being referred to herein as the “Amendment Effective Date”):

(a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment (including the Guarantor reaffirmation attached hereto), duly executed and delivered by Existing Borrower, Proposed Borrower, the Administrative Agent, all of the Lenders and the Guarantors.

(b) The Administrative Agent shall have received, on behalf of the Lenders, amended and restated Notes to reflect Proposed Borrower as the primary obligor thereunder, duly executed and delivered by Proposed Borrower for each of the Lenders, in substantially the form of the original Notes and reasonably acceptable to the Administrative Agent.

(c) The UCC financing statements filed against each of the merged-out companies involved in the West Marine Reorganization shall be amended to reflect the name of the applicable surviving company.

(d) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion from counsel to Parent, Existing Borrower, Proposed Borrower and the Guarantors, dated as of the date of this Amendment, addressed to the Administrative Agent for the benefit of the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

(e) The Administrative Agent shall have received, on behalf of the Lenders, a certificate of the Secretary or an Assistant Secretary of Parent, Existing Borrower, Proposed Borrower and the Guarantors, dated as of the Amendment Effective Date, certifying that attached thereto are true and correct copies of (i) resolutions duly adopted by the board of directors of Parent, Existing Borrower, Proposed Borrower and the Guarantors and continuing in effect, which authorize the execution, delivery and performance by Parent, Existing Borrower, Proposed Borrower and the Guarantors of this Amendment (as applicable) and all documents related to the West Marine Reorganization (the “Reorganization Documents”) and (ii) the Reorganization Documents.

(f) A certificate of a Senior Officer of Proposed Borrower and Existing Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying that (i) the representations and warranties set forth in this Amendment and in Article 4 of the Amended Credit Agreement (as defined below) and in the other Loan Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such date) and (ii) no Default or Event of Default has occurred and is continuing as of such date.

(g) The representations and warranties set forth in this Amendment shall be true and correct in all material respects as of the Amendment Effective Date.

7. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, Existing Borrower and Proposed Borrower each represent and warrant to the Administrative Agent and each Lender as follows:

(a) Post-Reorganization Structure. After giving effect to the West Marine Reorganization, the corporate structure of the West Marine companies shall be as reflected on Exhibit A attached hereto.

(b) Reorganization. As of the Reorganization Consummation Date, the West Marine Reorganization has been consummated in accordance with applicable law.

(c) Power and Authority. Existing Borrower and Proposed Borrower each have all requisite corporate power and authority to enter into this Amendment, the Reorganization Documents and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”).

(d) Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by Existing Borrower and Proposed Borrower of this Amendment, the Amended Credit Agreement and the Reorganization Documents have been duly authorized by all necessary corporate action and do not and will not:

(i) Require any consent or approval not heretofore obtained of any partner, director, stockholder, member, security holder or creditor of Existing Borrower, Proposed Borrower, Parent or any of their collective Subsidiaries;

(ii) Violate or conflict with any provision of any of Existing Borrower’s, Proposed Borrower’s, Parent’s or any of their collective Subsidiaries’ charter, certificate of incorporation, bylaws, or other organizational documents, as applicable;

(iii) Result in or require the creation or imposition of any Lien (other than pursuant to the Loan Documents) or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by Existing Borrower, Proposed Borrower, Parent or any of their collective Subsidiaries, except where the Lien or Right of Others could not reasonably be expected to have a Material Adverse Effect;

(iv) Constitute a “transfer of an interest” or an “obligation incurred” that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a “fraudulent conveyance,” “fraudulent obligation” or “fraudulent transfer” within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any applicable jurisdiction;

(v) Violate any Requirement of Law applicable to Existing Borrower, Proposed Borrower, Parent or any of their collective Subsidiaries except where the violation could not reasonably be expected to have a Material Adverse Effect; or

(vi) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which any of Existing Borrower, Proposed Borrower, Parent or any of their collective Subsidiaries is a party or by which any of Existing Borrower, Proposed Borrower, Parent or any of their collective Subsidiaries or any of their respective Property is bound or affected except where such breach, default or acceleration under any Contractual Obligation, or any indenture, loan or credit agreement could not reasonably be expected to have a Material Adverse Effect.

(e) Binding Obligations. This Amendment, the Amended Credit Agreement and the Reorganization Documents each constitute the legal, valid and binding obligation of Existing Borrower and Proposed Borrower, enforceable against Existing Borrower and Proposed Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(f) Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by Existing Borrower or Proposed Borrower of this Amendment or the Reorganization Documents other than filings, registrations and qualifications required under corporate statutes to effect the West Marine Reorganization.

(g) Representations and Warranties in the Credit Agreement. Existing Borrower and Proposed Borrower each confirm that as of the Amendment Effective Date the representations and warranties contained in Article 4 of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct in all material respects as of such specific date) and that no Default or Event of Default has occurred and is continuing.

8. Reference to and Effect on the Existing Credit Agreement and the other Loan Documents.

(a) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by Existing Borrower and Proposed Borrower in all respects.

(b) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Loan Documents.

(c) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(d) If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Loan Document, the terms and provisions of this Amendment shall govern.

9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

11. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

12. Attorneys’ Fees and Other Costs. Existing Borrower and Proposed Borrower agree to pay, on demand, all reasonable attorneys’ fees and costs (and allocated costs of attorneys employed by the Administrative Agent ) incurred in connection with the negotiation, documentation and execution of this Amendment.

13. Miscellaneous. This Amendment is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

“Existing Borrower”

WEST MARINE FINANCE COMPANY, INC.,
a California corporation

By	/s/ Eric Nelson
Name: Eric Nelson
Title: Chief Financial Officer

“Proposed Borrower”

WEST MARINE PRODUCTS, INC.,
a California corporation

By	/s/ Eric Nelson
Name: Eric Nelson
Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent

By	/s/ Patrick Bishop
Patrick Bishop
Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender, the Issuing Lender and
the Swing Line Lender

By	/s/ Patrick Bishop
Patrick Bishop
Vice President

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By	/s/ Matteo J. Tanzi
Name: Matteo J. Tanzi
Title: Vice President

FLEET RETAIL FINANCE INC.,
as a Lender

By	/s/ Evan Israelson
Name: Evan Israelson
Title: Vice President

LASALLE BANK, as a Lender

By	/s/ Mark Mital
Name: Mark Mital
Title: First Vice President

GUARANTY BANK, as a Lender

By	/s/ Scott L. Brewer
Name: Scott L. Brewer
Title: Vice President

WASHINGTON MUTUAL BANK, as a Lender

By	/s/ Tony Yee
Name: Tony Yee
Title: Assistant Vice President

ALLIED IRISH BANKS PLC,
as a Lender

By	/s/ Margaret Brennan
Name: Margaret Brennan
Title: Vice President

By	/s/ Anthony O’Reilly
Name: Anthony O’Reilly
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ James W. Henken
Name: James W. Henken
Title: Vice President

WEST COAST BANK, as a Lender

By	/s/ Tim Johnson
Name: Tim Johnson
Title: Vice President

BANK OF THE WEST,
as a Lender

By	/s/ Tien Lim
Name: Tien Lim
Title: Assistant Vice President

BANK LEUMI USA, as a Lender

By	/s/ Boaz Blumovitz
Name: Boaz Blumovitz
Title: First Vice President

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that each Guaranty Agreement, each dated as of January 14, 2003, executed by it in favor of the Administrative Agent and the Lenders and each other Loan Document (including each Security Document) executed by the undersigned remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned and each of the undersigned hereby confirms that the representations and warranties contained in each Guaranty Agreement, each dated as of January 14, 2003 (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

WEST MARINE, INC.,
a Delaware corporation

By:	/s/ Eric Nelson
Name: Eric Nelson Title: Chief Financial Officer

WEST MARINE PUERTO RICO, INC.,
a California corporation

By:	/s/ Eric Nelson
Name: Eric Nelson Title: Chief Financial Officer

W MARINE MANAGEMENT COMPANY, INC.,
a California corporation

By:	/s/ Eric Nelson
Name: Eric Nelson Title: Chief Financial Officer

WEST MARINE LBC, INC.,
a California corporation

By:	/s/ Eric Nelson
Name: Eric Nelson Title: Chief Financial Officer

WEST MARINE IHC I, INC.,
a California corporation

By:	/s/ Eric Nelson
Name: Eric Nelson Title: Chief Financial Officer

WEST MARINE CANADA CORP.,
a Nova Scotia unlimited liability company

By:	/s/ Eric Nelson
Name: Eric Nelson Title: Chief Financial Officer

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EXHIBIT A

WEST MARINE CORPORATE STRUCTURE AFTER GIVING EFFECT TO THE

WEST MARINE REORGANIZATION